                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: JULY 25, 2002
                                          -------------
                        (Date of Earliest Event Reported)

                          CMC SECURITIES CORPORATION II
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                     33-56778                  75-2473215
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)

      8401 N Central Expressway
              Suite 800
             Dallas, Texas                                          75225
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 874-2323
                                                    --------------

                          CMC SECURITIES CORPORATION II

                                    FORM 8-K

                                      INDEX

                                                                                                          PAGE
                                                                                                          ----
ITEM NUMBER

         Item 5.  Other Events.......................................................................      3

         Item 7.  Financial Statements and Exhibits..................................................      3

SIGNATURES ..........................................................................................      3

                              ITEM 5. OTHER EVENTS.

Monthly distributions of principal and interest are made with respect to the outstanding Series of CMC Securities Corporation II's REMIC Pass-Through Certificates listed below as of the 25th day of each calendar month (each, a "Distribution Date"). In connection with each Distribution Date for each outstanding Series, the Trustee receives a report (each, a "Collateral Summary and Remittance Report") containing certain information regarding remittances on the collateral underlying the related Certificates. Based on such information, the Trustee is required to prepare and mail to each Certificateholder of each outstanding Series on each Distribution Date a statement to certificateholders (each, a "Statement to Certificateholders") setting forth certain information regarding the Certificates of such Series as of such Distribution Date. Relevant information contained in the Collateral Summary and Remittance Report and Statement to Certificateholders for the JULY 25, 2002 Distribution Date for each outstanding Series is summarized and included as Exhibits to this filing. Capitalized terms used herein but not otherwise defined have the meanings set forth in the applicable Pooling Agreement.

         SERIES DESIGNATION                        DISTRIBUTION OF PRINCIPAL AND INTEREST ON SERIES
         ------------------                        ------------------------------------------------
           Series 1993-2A                                       $    86,609.06
           Series 1993-2B                                                 *
           Series 1993-2C                                       $ 1,097,697.30
           Series 1993-2D                                       $   489,033.96
           Series 1993-2E                                       $ 1,710,914.12
           Series 1993-2F                                                 *
           Series 1993-2G                                       $ 2,277,802.07
           Series 1993-2H                                                 *
           Series 1993-2I                                                 *
           Series 1995-A                                                  *
           Series 1996-A                                                  *
           Series 1996-B                                                  *
           Series 1996-C                                        $    85,202.09

         * These certificates have been redeemed pursuant to their respective redemption provisions.

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

             SERIES               EXHIBIT NO.          DESCRIPTION
             ------               -----------          -----------
              All                    28.1              Collateral Summary and Remittance Report.
              All                    28.2              Summary of Trustee's Reports to Bondholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CMC SECURITIES CORPORATION II


August 30, 2002                By: /s/ Phillip A. Reinsch
                                   --------------------------------------------
                                   Phillip A. Reinsch - Senior Vice President

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  28.1              Collateral Summary and Remittance Report.
  28.2              Summary of Trustee's Reports to Bondholders.
